Exhibit 10-O-1

                        AMENDMENTS TO FORD MOTOR COMPANY
                           DEFERRED COMPENSATION PLAN
                            (Effective July 13, 2005)

The following two sentences are added at the end of paragraph (a) of Section 9:

     "Notwithstanding  anything  contained  in the  Plan  to the  contrary,  for
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     post-2004  deferrals  under the Plan, (i)  termination of employment  other
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     than for death or disability shall not trigger acceleration of distribution
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     of any or all of a participant's  Deferred Compensation Account relating to
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     such  deferrals,  and  (ii)  no  distribution  of any or all of a  Deferred
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     Compensation  Account relating to such deferrals held by any "key employee"
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     (defined  under  Section  416(i) of the Internal  Revenue Code of 1986,  as
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     amended)  shall occur earlier than six months  following the key employee's
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     termination  of employment,  except in the case of death or disability.  In
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     addition,  the  Compensation  Committee shall determine the extent to which
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     participants  may be  allowed  to  elect  to  change  the  timing  of their
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     distributions  prior to  retirement;  provided,  however,  that in no event
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     shall any  changes be allowed  that would  trigger  taxation  of any amount
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     under Section 409A of the Internal Revenue Code of 1986, as amended."
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Paragraph (b) of Section 9 is amended in its entirety to read as follows:

     "(b) Financial Hardship. At the written request of a participant, the Committee, in its sole discretion, may authorize [the cessation of deferrals under the Plan by such participant and] distribution of all or any part of the participant's Deferred Compensation Account prior to his or her scheduled distribution date or dates, or accelerate payment of any installment payable with respect to Deferred Compensation, upon a showing of unforeseeable emergency by the participant. For purposes of this paragraph, "unforeseeable emergency" shall mean severe financial hardship resulting from extraordinary and unforeseeable circumstances arising as a result of one or more recent events beyond the control of the participant. In any event, payment shall not be made to the extent such emergency is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, and (ii) by liquidation of the participant's assets, to the
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     extent  the  liquidation  of such  assets  would not  itself  cause  severe financial hardship [and (iii) by cessation of deferrals under the Plan]. Withdrawals of amounts because of unforeseeable emergency shall only be permitted to the extent reasonably necessary to satisfy the emergency. Examples of what are not considered to be unforeseeable emergencies include the need to send a participant's child to college or the desire to purchase a home. The Committee shall determine the applicable distribution date and the date as of which the amount to be distributed shall be valued with respect to any financial hardship withdrawal or distribution made pursuant to this paragraph (b) of this Section 9. [Any participant whose deferrals have ceased under the Plan pursuant to this paragraph may not elect to recommence deferrals until the next applicable deferral period]."




(Note: Language to be added is underscored. Language to be deleted is in brackets.)


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